Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Awards Close in Time to MNPI Disclosures [Table]
Award Timing MNPI Disclosure	Equity awards, including stock options, are not granted in anticipation of the release of material non-public information, and the Company does not time the release of material non-public information for the purpose of affecting the value of executive compensation.
Award Timing Method	Awards of our long-term equity incentives are generally granted each year on a pre-determined schedule, specifically the last Monday in March, or in limited circumstances in connection with a sign-on event as needed.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false